UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 14, 2006

IXIA
(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California	91302

Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(818) 871-1800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 99.1

i

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     (a)   On November 14, 2006, Ixia (the “Company”) received a notification letter (the “Staff Determination Letter”) from The Nasdaq Stock Market (“Nasdaq”) indicating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14). Nasdaq Marketplace Rule 4310(c)(14) requires that, as a condition to the continued listing of the Company’s Common Stock on The Nasdaq Stock Market, the Company make, on a timely basis, all filings with the Securities and Exchange Commission (the “Commission”) that are required by the Securities Exchange Act of 1934, as amended. The Staff Determination Letter states that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) as a result of the Company’s failure to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (the “Third Quarter 2006 Form 10-Q”) by the prescribed due date of November 9, 2006.
     The Staff Determination Letter also states that, as a result of the Company’s non-compliance with Nasdaq Marketplace Rule 4310(c)(14), the Company’s Common Stock will be removed from listing and registration on The Nasdaq Stock Market at the opening of business on November 24, 2006, unless the Company requests a hearing before a Nasdaq Listing Qualifications Panel (the “Nasdaq Listing Panel”) to review the Nasdaq Staff’s determination. Any such request for a hearing must be made on or before November 21, 2006 and will stay the delisting of the Company’s Common Stock pending the decision by the Nasdaq Listing Panel. The Company intends to request such a hearing and to request that Nasdaq continue the listing of the Company’s Common Stock and grant to the Company an extension during which to comply with the Marketplace Rule 4310(c)(14) listing requirement. There can be no assurance, however, that the Nasdaq Listing Panel will grant any request by the Company for such continued listing and extension.
     As previously reported in the Form 12b-25 and in the Current Report on Form 8-K filed by the Company with the Commission on November 13, 2006 (the “Form 8-K”), the Company could not timely file the Third Quarter 2006 Form 10-Q due to the Company’s ongoing review and analysis of certain accounting matters and the continuing work required to complete the Company’s restatement of certain previously issued financial statements.
     On November 17, 2006, the Company issued a press release regarding the Company’s receipt of the Staff Determination Letter. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d)   Exhibits
          The following exhibit is filed as a part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated November 17, 2006 of the Company

1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia
Dated: November 17, 2006	By:	/s/ Thomas B. Miller
Thomas B. Miller
Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 17, 2006 of the Company